                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                            THE ARISTOTLE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


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    2) Form, Schedule or Registration Statement No.:


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    3) Filing Party:


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    4) Date Filed:


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

                           THE ARISTOTLE CORPORATION

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 2005
                              -------------------

To the Stockholders of
THE ARISTOTLE CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE ARISTOTLE CORPORATION (the 'Company') will be held on August 31, 2005 at 9:30 A.M., EDT, at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut for the following purposes:

        1. To elect eight directors of the Company; and

        2. To transact such other business as may properly come before the meeting and any adjournment thereof.

    Only stockholders of record at the close of business on July 22, 2005 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of these stockholders will be available at the Company's headquarters, 96 Cummings Point Road, Stamford, Connecticut, before the Annual Meeting.

    Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM(S) OF PROXY AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU OWN SHARES OF COMMON STOCK AND SERIES I PREFERRED STOCK, PLEASE COMPLETE AND RETURN EACH OF THE FORMS OF PROXY. THE WHITE FORM SHOULD BE SIGNED WITH RESPECT TO YOUR SHARES OF COMMON STOCK AND THE FORM WITH THE BLACK STRIPE SHOULD BE SIGNED WITH RESPECT TO YOUR SHARES OF SERIES I PREFERRED STOCK. IF YOU DO NOT OWN SHARES OF BOTH CLASSES OF STOCK, ONLY ONE FORM OF PROXY IS ENCLOSED, AND YOU SHOULD SIGN, DATE AND RETURN SUCH PROXY. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

                                          By Order of the Board of Directors

                                          H. William Smith
                                          Secretary

July 27, 2005

                           THE ARISTOTLE CORPORATION
                             96 CUMMINGS POINT ROAD
                               STAMFORD, CT 06902
                                 (203) 358-8000

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Aristotle Corporation (the 'Company') of proxies to be used at the 2005 Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut on August 31, 2005 at 9:30 A.M., EDT. In addition to solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally, by telephone, facsimile, or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks, or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying proxy and the Company's Annual Report to Stockholders, which contains financial statements for the fiscal year ended December 31, 2004, will first be mailed to stockholders of the Company on or about July 28, 2005.

    If the enclosed form(s) of proxy are signed and returned, they will be voted as directed by the stockholder. If no directions are given, proxies will be voted FOR the election as directors of all of the nominees specified therein. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the meeting, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's proxy will not be used at the meeting by holders of the proxy.

    Only stockholders of record as of the close of business on July 22, 2005 will be entitled to vote at the meeting. On June 30, 2005, the Company had outstanding and entitled to one vote per share, 17,157,829 shares of Common Stock, par value $.01 per share ('Common Stock'). The Company also had outstanding as of June 30, 2005, 1,096,622 shares of Series I Preferred Stock, par value $.01 per share ('Series I Preferred Stock'), currently entitled to one-half (.5) of a vote per share. Shares representing a majority of votes entitled to be cast will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    If no contrary instruction is indicated, shares represented by properly executed proxies in the accompanying form(s) of proxy will be voted by the persons designated in the printed portion thereof FOR the election of the nominees named below to serve as directors until the next annual meeting of stockholders and until such director's successor shall be elected and shall qualify, or until such director's earlier resignation or removal. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock and Series I Preferred Stock, voting together as a single class, represented in person or by proxy.

    Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters may properly be brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. Each person named as a nominee has consented to his nomination and the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected.

                    STOCK OWNED BY MANAGEMENT AND PRINCIPAL
                          STOCKHOLDERS OF THE COMPANY

    The following table sets forth information as of June 30, 2005 regarding beneficial ownership of the Company's Common Stock and Series I Preferred Stock by:

      each person who owns more than 5% of the outstanding voting shares of any class of the Company's securities;

      each individual who is a director of the Company;

      the President and Chief Operating Officer of the Company (the Company's principal executive officer), and the four other most highly compensated executive officers of the Company (the 'Named Officers'); and

      all Named Officers and directors of the Company as a group.

    Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares.

                                                               NUMBER OF SHARES
                 5% STOCKHOLDERS, DIRECTORS                    OF VOTING STOCK           VOTING
                   AND EXECUTIVE OFFICERS                     BENEFICIALLY OWNED        POWER(1)
                   ----------------------                     ------------------        --------
5% Stockholders:
    Geneve Corporation(2)...................................      15,984,971              90.3%
    John J. Crawford........................................         208,414(3)            1.0%

Directors (excluding Mr. Crawford):
    John Lahey..............................................          12,296(4)           *
    Steven B. Lapin.........................................         427,940(5)            2.3%
    Donald T. Netter........................................          50,450(6)           *
    Edward Netter...........................................      15,984,971(7)           90.3%
    Sharon M. Oster.........................................         119,846(8)           *
    James G. Tatum..........................................          20,429(9)           *
    Roy T.K. Thung..........................................               0(10)          *

Named Officers (excluding Mr. Lapin):
    Dean T. Johnson.........................................          50,217(11)          *
    W. Phillip Niemeyer.....................................         111,425(12)          *
    Brian R. Schlier........................................          12,500(13)          *
    H. William Smith........................................          52,000(14)          *

All Named Officers and Directors as a Group (12 persons)....      17,049,498              92.4%

---------

  * Less than 1%

 (1) This column represents voting power rather than percentage of equity interest as each share of Common Stock is entitled to one vote while each share of Series I Preferred Stock is currently entitled to one-half (.5) of a vote per share.

 (2) Geneve Corporation ('Geneve') is a private diversified financial holding company located at 96 Cummings Point Road, Stamford, Connecticut. Geneve is an affiliate and the majority stockholder of the Company. Director Edward Netter is the Chairman and Chief Executive Officer of Geneve, director Steven B. Lapin is the President and Chief Operating Officer of Geneve, director Roy T.K. Thung is the Executive Vice President of Geneve, director Donald T. Netter is a Senior Vice President of Geneve, Brian R. Schlier is the Senior Vice President -- Taxation of Geneve and H. William Smith is the Vice President -- Legal and Secretary of Geneve.

 (3) Consists of 111,745 shares of Common Stock, 69,003 shares of Series I Preferred Stock, and 27,666 shares of Common Stock subject to options granted to Mr. Crawford which are exercisable within 60 days after June 30, 2005. Mr. Crawford's address is 27 Elm Street, New Haven, Connecticut. Mr. Crawford is the beneficial owner of .7% of the outstanding shares of Common Stock and 6.3% of the outstanding shares of Series I Preferred Stock. Mr. Crawford is a director of the Company.

 (4) Consists of 5,898 shares of Common Stock, 4,898 shares of Series I Preferred Stock, and 1,500 shares of Common Stock subject to options granted to Mr. Lahey which are exercisable within 60 days after June 30, 2005.

 (5) Consists of 20,665 shares of Common Stock, 32,275 shares of Series I Preferred Stock, and 375,000 shares of Common Stock subject to options granted to Mr. Lapin which are exercisable within 60 days after June 30, 2005. Does not include any shares beneficially owned by Geneve.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Consists of 50,450 shares of Series I Preferred Stock. Does not include any shares beneficially owned by Geneve.

 (7) Consists of 15,984,971 shares of Common Stock beneficially owned by Geneve. Mr. Netter disclaims beneficial ownership of these shares.

 (8) Consists of 18,273 shares of Common Stock and 18,273 shares of Series I Preferred Stock held by Ms. Oster directly, 39,100 shares of Common Stock and 35,700 shares of Series I Preferred Stock held by her husband, and 5,000 shares of Common Stock and 3,500 shares of Series I Preferred Stock subject to options granted to Ms. Oster which are exercisable within 60 days after June 30, 2005. Ms. Oster disclaims beneficial ownership of the shares held by her husband.

 (9) Consists of 11,929 shares of Common Stock and 3,000 shares of Series I Preferred Stock held by Mr. Tatum directly, 2,000 shares of Common Stock held by his wife, and 3,500 shares of Common Stock subject to options granted to Mr. Tatum which are exercisable within 60 days after June 30, 2005. Mr. Tatum disclaims beneficial ownership of the shares held by his wife.

(10) Does not include any shares beneficially owned by Geneve.

(11) Consists of 2,300 shares of Series I Preferred Stock, and 47,917 shares of Common Stock subject to options granted to Mr. Johnson which are exercisable within 60 days after June 30, 2005.

(12) Consists of 11,425 shares of Series I Preferred Stock, and 100,000 shares of Common Stock subject to options granted to Mr. Niemeyer which are exercisable within 60 days after June 30, 2005.

(13) Consists of 12,500 shares of Common Stock subject to options granted to Mr. Schlier which are exercisable within 60 days after June 30, 2005. Does not include any shares beneficially owned by Geneve.

(14) Consists of 2,000 shares of Common Stock, and 50,000 shares of Common Stock subject to options granted to Mr. Smith which are exercisable within 60 days after June 30, 2005. Does not include any shares beneficially owned by Geneve.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission ('SEC') and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 2004 except that Mr. Lapin filed a Form 4 reporting one transaction one day later than required by the Exchange Act.

                                   PROPOSAL 1
                       NOMINEES FOR ELECTION AS DIRECTORS

    Eight directors will be elected at the meeting, each to hold office until the next annual meeting of stockholders and until such director's successor shall be elected and shall qualify, or until such director's earlier resignation or removal.

    It is intended that shares represented by proxies will be voted for the election of the nominees named below. If at the time of the meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. Each person named below has consented to his nomination and has advised the Company that he intends to serve the entire term if elected.

    The persons named below are nominees for election as directors. Current directors John J. Crawford and Sharon M. Oster are not nominees for reelection.

                                      DIRECTOR
                                       OF THE
                                      COMPANY
             NAME               AGE    SINCE             POSITIONS HELD WITH THE COMPANY
             ----               ---    -----             -------------------------------
Ira A. Harkavy................  56      --       Nominee for Director
John Lahey....................  58      1999     Director
Steven B. Lapin...............  59      1998     Director, President and Chief Operating Officer
Donald T. Netter..............  43      2002     Director
Edward Netter.................  72      1998     Director
James G. Tatum................  63      2002     Director
Roy T.K. Thung................  61      2002     Director
John A. Whritner..............  70      --       Nominee for Director

                              -------------------
    IRA A. HARKAVY has been an Associate Vice President at the University of Pennsylvania since 1996, and Director, Center for Community Partnerships ('CCP') at the University of Pennsylvania since CCP's inception in 1992. CCP and its school and community partners have created university assisted community schools that educate children, their families and the broader community through school-day curriculum based problem solving learning, and after school and other programs that advance learning, development and an array of other needs and interests of the wider community.

    JOHN LAHEY has been the President of Quinnipiac University, a private university located in Hamden, Connecticut, for more than the past eighteen years. Mr. Lahey serves on the Board of Trustees of Yale-New Haven Hospital and on the Board of Directors of UIL Holdings Corporation and The United Illuminating Company, publicly-held utility companies. Mr. Lahey also serves as a director of the New York City St. Patrick's Day Parade, Inc. and the American Bar Association's Council of the Section of Legal Education and Admissions to the Bar.

    STEVEN B. LAPIN has served as President and Chief Operating Officer of the Company since June 2002. Mr. Lapin has also been the President, Chief Operating Officer and a director of Geneve for more than the past five years. Mr. Lapin is Vice Chairman and a director of Independence Holding Company ('IHC'), a publicly-held holding company engaged principally in the life and health insurance business.

    DONALD T. NETTER, for more than the past five years, has served as Chairman, Chief Executive Officer and Senior Managing Director of the managing member of the general partner of the Dolphin

Limited Partnerships, investment limited partnerships. Mr. Netter has served as a Senior Vice President of Geneve for more than the past five years. Donald T. Netter is the son of Edward Netter.

    EDWARD NETTER has been Chairman, Chief Executive Officer and a director of Geneve for more than the past five years. Mr. Netter is Chairman and a director of IHC, and a director of American Independence Corp. ('AMIC'), a holding company which, through its subsidiaries, is in the insurance and reinsurance business. Edward Netter is the father of Donald T. Netter.

    JAMES G. TATUM, C.F.A. has served as a registered investment advisor for more than the past five years in Birmingham, Alabama, managing funds for individual, corporate and trust clients. Mr. Tatum has been a Chartered Financial Analyst for more than twenty-five years. Mr. Tatum is a director of IHC.

    ROY T.K. THUNG has served as Chief Executive Officer and President of IHC since January 2000. From July 1999 through January 2000, he served as President of IHC. For more than five years prior to July 1999, Mr. Thung served as Executive Vice President and Chief Financial Officer of IHC. He has served as the Executive Vice President of Geneve for more than the past five years. Mr. Thung has served as a director of AMIC since July 2002 and as the Chief Executive Officer and President of AMIC since November 2002.

    JOHN A. WHRITNER has been a Senior Associate with Hazard, Young, Attea & Associates, a school superintendent search firm, since 1997. Prior thereto, Mr. Whritner spent more than forty years in the education field including as a teacher and school administrator, and as the Superintendent of Schools in East Lyme, Connecticut, Grosse Pointe, Michigan, and Greenwich, Connecticut. Mr. Whritner was a director of Nasco International, Inc. ('Nasco') from April 1998 until the merger (the 'Merger') of the Company and Nasco on June 17, 2002.

BOARD OF DIRECTORS AND COMMITTEES AND SELECTION PROCESS

    The Company's Board of Directors held eight meetings in 2004. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period in which such person was a director; and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

    Directors are elected annually and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. Officers serve at the discretion of the Board of Directors.

    The Company qualifies as a 'controlled company' as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of the Company's voting power is held by Geneve. Please see 'Stock Owned by Management and Principal Stockholders of the Company' above. Therefore, the Company is not subject to the requirements of Rule 4350(c) that would otherwise require the Company to have (i) a majority of independent directors on the Board of Directors; (ii) compensation of the Company's executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; (iii) director nominees selected, or recommended for the Board of Director's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; and (iv) adopted a formal written charter or board resolution addressing the nominations process and related matters.

    In light of Geneve's voting power, the Board of Directors has determined that the Board of Directors, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting. The Board of Directors seeks candidates who will bring outstanding business experience that will benefit all of the stockholders of the

Company. The Board of Directors has further determined that a policy with respect to consideration of candidates recommended by security holders would not be appropriate.

    Geneve, the Company's majority stockholder, recommended Messrs. Harkavy and Whritner to the Company's Board of Directors for consideration as nominees for election as directors of the Company at the annual meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has an Executive Committee, an Audit Committee, an Investment Committee and a Compensation Committee. The Executive Committee and the Audit Committee were established in June 2002, immediately following the Merger. The Compensation Committee was established in January 2004 and the Investment Committee was established in June 2004. The Executive Committee is comprised of one independent director, one non-employee director and one employee director. The Audit Committee is comprised exclusively of independent directors. The Compensation Committee and the Investment Committee are each comprised of two independent directors and one non-employee director. The Company does not have a standing nominating committee or a nominating committee charter.

    EXECUTIVE COMMITTEE. The Executive Committee, which has all powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company, currently consists of Messrs. Lapin, Edward Netter and Tatum. The Executive Committee did not hold any meetings or take any action by written consent in 2004.

    COMPENSATION COMMITTEE. The principal functions of the Compensation Committee are to: (i) develop corporate goals and objectives relevant to the compensation of the Company's President and Chief Operating Officer, evaluate the President and Chief Operating Officer's performance in light of such goals and objectives, and exercise sole authority to determine the President and Chief Operating Officer's compensation based upon such evaluation; (ii) make recommendations to the Board of Directors with respect to the compensation of the Company's other executive officers; and (iii) administer the Company's 2002 Employee, Director and Consultant Stock Plan (the '2002 Stock Plan').

    Ms. Oster and Messrs. Crawford and Tatum are the current members of the Compensation Committee. Mr. Crawford is the Company's former Chief Executive Officer. A copy of the Compensation Committee Charter adopted by the Board of Directors in March 2004 was attached to the proxy statement issued in connection with the 2004 Annual Meeting of Stockholders. The Compensation Committee held two meetings in 2004. The entire Board of Directors made decisions regarding the compensation of the Company's executive officers for 2003 and 2002 and with respect to the administration of the 2002 Stock Plan.

    INVESTMENT COMMITTEE. The principal function of the Investment Committee is to consider and make recommendations to the Board of Directors regarding investment opportunities and strategies for the Company with respect to the utilization of excess cash generated by the Company's normal business operations. Messrs. Lahey, Edward Netter and Tatum are the current members of the Investment Committee, which did not hold any meetings or take any actions by written consent in 2004.

    AUDIT COMMITTEE. The Audit Committee operates under an amended and restated Audit Committee Charter adopted by the Board of Directors in March 2004, which was attached to the proxy statement issued in connection with the 2004 Annual Meeting of Stockholders. The principal functions of the Audit Committee are to: (i) select and engage the Company's independent registered public accounting firm ('independent auditors'); (ii) review and approve management's plan for engaging the Company's independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of the Company's independent auditors;
(iii) review the Company's annual financial statements and other financial reports which require approval by the Board of Directors; (iv) oversee the integrity of the Company's financial statements, the Company's systems of disclosure controls and internal controls and the Company's compliance with legal and regulatory requirements; (v) review the scope of the Company's independent auditors' audit plans and the results of their audit; and
(vi) evaluate the performance of the Company's internal audit function and independent auditors.

    The Audit Committee met five times during 2004. The current members of the Audit Committee are Ms. Oster and Messrs. Lahey and Tatum. Each of these individuals meets the independence requirements of NASDAQ and applicable SEC rules and regulations. The Audit Committee and the Board of Directors have determined that each member of the Company's Audit Committee is financially literate and that Mr. Tatum qualifies as an 'audit committee financial expert' as defined by applicable SEC rules.

COMPENSATION OF DIRECTORS

    Each of the three independent members of the Board of Directors, Ms. Oster and Messrs. Lahey and Tatum, as well as Mr. Crawford, the Company's former Chief Executive Officer, receives an annual retainer of $10,000. The Chairperson of the Audit Committee, Ms. Oster, receives an additional annual retainer of $5,000. In addition to the retainer, the members of the Board of Directors receive $500 for each board or committee meeting attended.

    Non-employee directors are eligible to receive grants of stock options under the 2002 Stock Plan. The 2002 Stock Plan provides for the automatic grant of non-qualified options to non-employee directors. Each non-employee director, upon first being elected to the Board of Directors, receives an option to purchase 2,500 shares of Common Stock, which will vest one year after the date of the grant of the option, assuming uninterrupted service on the Board of Directors. Additionally, the 2002 Stock Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 500 shares of Common Stock, which will vest one year after the date of the grant of the option, assuming uninterrupted service on the Board of Directors.

    Messrs. Donald T. Netter, Edward Netter and Thung, due to their positions with Geneve, have elected to waive their rights to compensation as directors of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee, other than Mr. Crawford, has ever been an officer or employee of the Company. Mr. Crawford retired as an officer of the Company in December 2002. During 2004, (i) no executive officer of the Company served as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Compensation Committee; and (ii) no executive officer of the Company served as a member of a compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

OTHER INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Company provides an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to The Aristotle Corporation, Attn: Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual member of the Board of Directors is referred to that member. Correspondence not directed to a particular member of the Board of Directors is referred to the Company's General Counsel, Mr. Smith.

    All of the members of the Board of Directors are encouraged to attend the Company's annual meeting of stockholders. All of the Company's directors were in attendance at the Company's 2004 Annual Meeting of Stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                               EXECUTIVE OFFICERS

    The following table sets forth the names of the Company's executive officers, who are not directors, their ages at June 30, 2005 and their positions currently held with the Company. The executive officers serve at the discretion of the Board of Directors.

                                                                POSITIONS HELD
                   NAME                     AGE                WITH THE COMPANY
                   ----                     ---                ----------------
W. Phillip Niemeyer.......................  59    Vice President-Production Coordination,
                                                  and President-Nasco Division
Dean T. Johnson...........................  49    Vice President and Chief Financial
                                                  Officer, and Chief Financial Officer-Nasco
                                                  Division
Brian R. Schlier..........................  50    Vice President-Taxation
H. William Smith..........................  42    Vice President, General Counsel and
                                                  Secretary

    W. PHILLIP NIEMEYER has been the President-Nasco Division of the Company since September 2002. Mr. Niemeyer has been the Vice President-Production Coordination of the Company since the Merger. Mr. Niemeyer has held various positions with Nasco for over 30 years.

    DEAN T. JOHNSON has been a Vice President of the Company since June 2003 and the Chief Financial Officer of the Company since October 2002. For more than the five years prior to the Merger, Mr. Johnson was Chief Financial Officer of Nasco.

    BRIAN R. SCHLIER has been the Vice President-Taxation of the Company since January 2003. Mr. Schlier has been the Senior Vice President-Taxation of Geneve since March 2005, prior to which for more than the past five years he was the Vice President-Taxation of Geneve. Mr. Schlier has been the Vice President-Taxation of IHC for more than the past five years, and the Vice President-Taxation of AMIC since November 2002.

    H. WILLIAM SMITH has been the Vice President, General Counsel and Secretary of the Company since July 2002. Mr. Smith has been the Vice President-Legal and Secretary of Geneve since July 2002. For more than five years prior to joining the Company, Mr. Smith practiced law with the private law firms Paul, Hastings, Janofsky & Walker LLP and Pillsbury Winthrop Shaw Pitman LLP.

EXECUTIVE COMPENSATION

    The following table sets forth information for the periods indicated regarding cash and other compensation paid or awarded to the Company's President and Chief Operating Officer and the Named Officers whose salary and bonus exceeded $100,000 during the last three fiscal years ended December 31, 2004, 2003 and 2002:

SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                             ANNUAL COMPENSATION           COMPENSATION
                                          -------------------------   ----------------------
                                                                      SECURITIES
                                                                      UNDERLYING      LTIP      ALL OTHER
                                                 SALARY      BONUS     OPTIONS/      PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     ($)        ($)      SARS(#)         ($)         ($)
---------------------------               ----     ---        ---      -------         ---         ---
Steven B. Lapin(1)......................  2004   235,000     70,000      --            --          --
  President and Chief Operating Officer   2003   235,000     50,000   150,000          --          --
                                          2002   109,158       --     250,000          --          --
W. Phillip Niemeyer(2)..................  2004   196,900     60,000      --            --           954(5)
  Vice President -- Production            2003   193,000     45,000      --            --           955(5)
  Coordination, and President --          2002   171,781     45,000   100,000          --           960(5)
  Nasco Division
Dean T. Johnson(3)......................  2004   137,600     40,000      --            --           895(6)
  Vice President and                      2003   135,000     25,000      --            --           887(6)
  Chief Financial Officer, and            2002   107,500     25,000    50,000          --           800(6)
  Chief Financial Officer -- Nasco
  Division
H. William Smith(4).....................  2004   130,000     40,000      --            --          --
  Vice President, General Counsel         2003   130,000     25,000      --            --          --
  and Secretary                           2002    56,250     16,875    50,000          --          --

---------

(1) Following the retirement of Mr. Crawford on December 31, 2002, the Company did not appoint a new Chief Executive Officer. Since January 1, 2003, Mr. Lapin has served as the Company's principal executive officer. Mr. Lapin was appointed President and Chief Operating Officer of the Company in June 2002. Amounts include payments and option grants made by the Company for the entire 2002 fiscal year.

(2) Mr. Niemeyer was appointed Vice President-Production Coordination of the Company in June 2002 and President-Nasco Division in September 2002. Amounts include payments made by the Company and Nasco, and option grants made by the Company, for the entire 2002 fiscal year.

(3) Mr. Johnson has been a Vice President since June 2003 and was appointed Chief Financial Officer of the Company in October 2002. Amounts include payments made by the Company and Nasco, and option grants made by the Company, for the entire 2002 fiscal year.

(4) Mr. Smith was appointed Vice President, General Counsel and Secretary of the Company in July 2002.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(5) Other compensation for Mr. Niemeyer is comprised of the following: in 2004, $954 paid for term life, AD&D and disability insurance; in 2003, $955 paid for term life, AD&D and disability insurance; and in 2002, $960 paid for term life, AD&D and disability insurance.

(6) Other compensation for Mr. Johnson is comprised of the following: in 2004, $895 paid for term life, AD&D and disability insurance; in 2003, $887 paid for term life, AD&D and disability insurance; and in 2002, $800 paid for term life, AD&D and disability insurance.

    The Company has not entered into employment agreements with any of the Company's executive officers.

                              -------------------

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The Company did not grant any stock options or stock appreciation rights to the Company's President and Chief Operating Officer or the Named Officers during the fiscal year ended December 31, 2004.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth information regarding the aggregate number of shares underlying options exercised in 2004 and the value at December 31, 2004 of options, whether or not exercisable, held by the Company's President and Chief Operating Officer and the Named Officers:

                                                                                                   VALUE OF
                                                          NUMBER OF SECURITIES                   UNEXERCISED
                                                         UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                                            OPTIONS/SARS AT                    OPTIONS/SARS AT
                           SHARES         VALUE           DECEMBER 31, 2004(#)             DECEMBER 31, 2004($)(2)
                         ACQUIRED ON    REALIZED     ------------------------------     ------------------------------
                         EXERCISE(#)     ($)(1)      EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
                         -----------     ------      -----------    -------------       -----------    -------------
Steven B. Lapin........     --            --           295,833         104,167           1,103,415        352,085
W. Phillip Niemeyer....     --            --            83,333          16,667             339,165         67,835
Dean T. Johnson........     --            --            37,500          12,500             145,958         47,542
Brian R. Schlier.......     --            --             8,750           6,250              25,550         18,250
H. William Smith.......     --            --            37,500          12,500             139,875         46,625

---------

(1) 'Value Realized' is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options or SARs exercised, as the case may be. 'Value Realized' numbers do not necessarily reflect what the holder might receive if such holder sells the shares acquired upon the option exercise, since the market price of the shares at the time of sale may be higher or lower than the price on the exercise date of the option.

(2) The value of both exercisable and unexercisable 'in-the-money' options at December 31, 2004 is the difference between (a) the closing price of the Common Stock on December 31, 2004, as reported by NASDAQ ($7.02) and
    (b) the per share option exercise price, multiplied by the number of shares of Common Stock underlying the options.

EQUITY COMPENSATION PLAN INFORMATION

    The following table summarizes the Company's Equity Compensation Plans as of December 31, 2004:

                                                    (A)               (B)                    (C)
                                                 NUMBER OF                           NUMBER OF SECURITIES
                                               SECURITIES TO        WEIGHTED         REMAINING AVAILABLE
                                               BE ISSUED UPON   AVERAGE EXERCISE     FOR FUTURE ISSUANCE
                                                EXERCISE OF         PRICE OF             UNDER EQUITY
                                                OUTSTANDING       OUTSTANDING         COMPENSATION PLANS
                                                  OPTIONS,          OPTIONS,        (EXCLUDING SECURITIES
                                                WARRANTS AND      WARRANTS AND       REFLECTED IN COLUMN
                PLAN CATEGORY                    RIGHTS(#)          RIGHT($)               (A))(#)
                -------------                    ---------          --------               -------
Equity Compensation Plans Approved by
  Security Holders
    1997 Stock Plan..........................      12,000(1)          5.67                    --
    2002 Stock Plan..........................     899,742(2)          3.50                 529,066

Equity Compensation Plans Not Approved by
  Security Holders...........................       --                 --                     --
                                                  -------            -----                 -------
                                                  911,742             3.52                 529,066
                                                  -------            -----                 -------
                                                  -------            -----                 -------

---------

(1) Includes 6,000 shares of the Company's Common Stock and 6,000 shares of the Company's Series I Preferred Stock to be issued upon the exercise of outstanding options granted pursuant to the Company's 1997 Employee and Director Stock Plan (the '1997 Stock Plan'). Options granted under the 1997 Plan are exercisable for one share of Common Stock and one share of Series I Preferred Stock. The Company does not currently intend to grant any additional options under the 1997 Stock Plan.

(2) Options granted under the 2002 Stock Plan are exercisable for one share of the Company's Common Stock.

DEFINED BENEFIT PENSION PLAN

    The Company has a noncontributory defined benefit pension plan (the 'Pension Plan') covering a significant number of its employees, including certain Named Officers. The Pension Plan's benefits are computed based on years of service and average compensation. Average compensation is computed by averaging the employee's highest five consecutive annual salaries, up to a maximum of $180,000, in the ten years immediately before retirement. Compensation under the Pension Plan is defined as base salary including overtime, bonuses and commissions. As of December 31, 2004, the credited years of service for Messrs. Niemeyer and Johnson were 33 years and 11 years, respectively. The remaining Named Officers are not eligible to participate in the Pension Plan. The Pension Plan benefits for single and married participants are computed as a 10-year certain and life annuity and joint-and-survivor annuity, respectively. Benefits payable under the Pension Plan are not reduced for Social Security or other offsets.

    The following table sets forth information regarding annual retirement benefits based on years of service that would be payable at normal retirement (age 65) on December 31, 2004:

                                                           YEARS OF SERVICE
                                    --------------------------------------------------------------
       FINAL AVERAGE PAY($)           10       15       20       25       30       35        40
       --------------------           --       --       --       --       --       --        --
100,000...........................  16,000   24,000   32,000   40,000   48,000    56,000    62,000
120,000...........................  19,000   29,000   39,000   49,000   58,000    68,000    74,000
140,000...........................  23,000   34,000   46,000   57,000   68,000    80,000    87,000
160,000...........................  26,000   39,000   52,000   65,000   78,000    91,000   100,000
180,000...........................  29,000   44,000   59,000   73,000   88,000   103,000   112,000

           COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

GENERAL

    The purpose of the Company's compensation policy is to offer compensation packages to attract, retain and motivate the Company's executive officers over the long term. The primary components of the Company's executive compensation program are base salary and bonuses, and long-term incentive compensation in the form of stock options and other awards offered under the 2002 Stock Plan. The Compensation Committee did not retain a compensation consultant.

BASE SALARIES AND BONUSES

    Annual base salaries paid to the Company's executive officers have historically been at levels comparable to those generally paid to executive officers with comparable experience and responsibilities in industries similar to that of the Company or other similarly-sized companies. The Compensation Committee makes compensation adjustments based on a review of each individual's performance, the individual's success in achieving Company and personal goals and planned changes in responsibilities. The Compensation Committee also considers an individual's extraordinary efforts resulting in tangible increases in corporate, division or department success in recommending increases in base salary and annual bonuses.

INCENTIVE COMPENSATION

    The Compensation Committee believes that executive officers who are able to contribute to the Company's long-term success and help build incremental stockholder value should have a stake in that future success and value. This stake focuses the executive officers' attention on managing the Company as owners with equity positions in the Company and aligns their interests with the long-term interests of the Company's stockholders. Stock options therefore represent an important and significant component of the Company's compensation program for executive officers.

    Standard awards under the 2002 Stock Plan are based on a review of the individual employee's performance, years of service, position with the Company and long-term potential contribution to the Company. The number of options to be granted at any one time is based upon consideration of the foregoing factors, the employee's level of responsibility and the number of options previously granted to the employee. The Company does not assign specific weights to these factors, although the employee's position and a subjective evaluation of the employee's performance are considered most important. To encourage executive officers to remain in the Company's employ, options granted under the 2002 Stock Plan generally vest on a quarterly basis over a period of three years and have exercise prices not less than the fair market value of the Company's Common Stock on the date of the grant.

COMPENSATION OF PRESIDENT AND CHIEF OPERATING OFFICER

    Compensation paid to Mr. Lapin for 2004 was primarily based on the achievement of individual performance criteria established by the Compensation Committee including merging the Company's defined benefit pension plans, identifying and acquiring attractive complementary businesses and matters relating to the Company's revenues and earnings.

                                          Respectfully submitted,

                                          The Aristotle Corporation Compensation
                                          Committee

                                          John J. Crawford
                                          Sharon M. Oster
                                          James G. Tatum

The report of the Compensation Committee and the information contained therein shall not be deemed to be 'solicited material' or 'filed' or incorporated by reference in any filing the Company makes under the Securities Act of 1933 (the 'Securities Act') or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into a document the Company files under the Securities Act or the Exchange Act.

                         REPORT OF THE AUDIT COMMITTEE

    The role of the Audit Committee is to assist the Company's Board of Directors in its oversight of the Company's financial reporting process, as is more fully described in its charter, which the Board of Directors has adopted and which is attached to the proxy statement issued in connection with the 2004 Annual Meeting of Stockholders. The Company's management is responsible for its financial reporting process, including its system of internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with U.S. generally accepted accounting principles ('GAAP'). The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not and may not be employees of the Company. Therefore, the Audit Committee has relied without independent verification on representations by the Company's management that its financial statements have been prepared with integrity and objectivity and in conformity with GAAP. The Audit Committee has also relied on representations of the Company's independent auditors included in their report on its financial statements. The Audit Committee's oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with the Company's management and independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board or that the Company's independent auditors are in fact 'independent.'

    In the performance of its oversight function, the Audit Committee reviewed and discussed with the Company's management its audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee also discussed these financial statements with the Company's independent auditors, KPMG LLP ('KPMG'). The Audit Committee's discussions with the independent auditors included the matters required to be discussed by Statement of Auditing Standards No. 61, 'Communication with Audit Committees,' as currently in effect. The Audit Committee also discussed with them their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, the Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees.' Finally, the Audit Committee considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

    Based on the reviews and discussions referred to above, the Audit Committee is not aware of any relationship between the independent auditors and the Company that affects the objectivity or independence of the independent auditors. Based on these discussions and the Audit Committee's review discussed above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company's Board of Directors that its audited financial statements for fiscal 2004 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

                                          Respectfully submitted,

                                          The Aristotle Corporation Audit
                                          Committee
                                          Sharon M. Oster (Chairperson)
                                          John Lahey
                                          James G. Tatum

    The report of the Audit Committee and the information contained therein shall not be deemed to be 'solicited material' or 'filed' or incorporated by reference in any filing the Company makes under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of
Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into a document the Company files under the Securities Act or the Exchange Act.

                               PERFORMANCE GRAPH

    The following graph shows the changes in value over the five years ending December 31, 2004 of an assumed investment of $100 in: (i) the Common Stock;
(ii) the stocks that comprise The NASDAQ Stock Market (U.S.) Index; and
(iii) two peer group indexes constructed by the Company. The old peer group is comprised of: Nobel Learning Communities, Inc. (NLCI), Plato Learning, Inc.
(TUTR),

Renaissance Learning, Inc. (RLRN), Scholastic Corporation (SCHL) and School Specialty, Inc. (SCHS). The new peer group is comprised of: Plato Learning, Inc., Renaissance Learning, Inc., Scholastic Corporation, School Specialty, Inc. and Excelligence Learning Corporation (LRNS). Excelligence Learning Corporation first commenced public trading of its capital stock in May 2001. The Company believes that the new peer group index more accurately reflects companies which are in the same line of business as the Company. The value for assumed investments depicted on the graph has been calculated assuming that cash dividends are reinvested. The Series I Preferred Stock dividend distributed on the date of the Merger is treated as a cash dividend and as reinvested. The stock price performance shown in the graph below should not be considered indicative of future stock price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG THE COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX
                              AND THE PEER GROUPS

                                   [GRAPHIC]

                               NASDAQ
                            STOCK MARKET            OLD PEER   NEW PEER
                            (U.S. INDEX)  COMPANY     GROUP      GROUP
                            ------------  -------   --------   --------
            1999...........     100         100        100        100
            2000...........      60         160        178        180
            2001...........      45         193        189        192
            2002...........      35         239        164        166
            2003...........      26         352        128        131
            2004...........      38         421        151        156
            2005...........      41         568        153        155


* June 17, 2002 (date of Merger)

                           RELATED PARTY TRANSACTIONS

    The Company and Geneve operate under cost-sharing arrangements pursuant to which certain administrative items, such as certain executive officer compensation and benefits, are allocated between the companies. During fiscal 2004, the Company accrued and paid to Geneve approximately $843,000 under such arrangements, and accrued approximately an additional $217,500 for the first quarter of fiscal 2005. Included in these amounts is consideration paid by the Company to Geneve for the Company's use of office space at Geneve's corporate headquarters. The foregoing is subject to approval of the Audit Committee of the Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm's length basis. In addition, certain directors, officers and/or employees of the Company or its subsidiaries, who are also directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 2004.

    The Company (including certain qualifying domestic subsidiaries) is included in the Federal income tax return and certain State income tax returns of Geneve. The provision for income taxes for the Company is determined on a separate return basis in accordance with the terms of a tax sharing agreement with Geneve, and payments for Federal and certain State income taxes are made to Geneve. The Company made income tax payments to Geneve under such arrangement of $690,000 and $160,000 in fiscal 2004 and the first quarter of fiscal 2005, respectively.

    During fiscal 2004, the Company invested $4,000,000 in an investment limited partnership, the substantial portion of which was made at the end of the fourth quarter of fiscal 2004. The general partner of the limited partnership is an affiliate of the Company. The limited partnership invested its funds with a pool of money managers that followed diversified investment strategies. In February 2005, the then-balance of the investment, approximately $4,055,000, was transferred to another limited partnership, the general partner of which is an affiliate of the Company; the assets of the limited partnership are managed exclusively by a non-affiliate of the Company. None of the Company's affiliates received material compensation in connection with such investment activities.

CODE OF ETHICS AND CORPORATE CODE OF BUSINESS CONDUCT AND ETHICS

    The Company has adopted a Code of Ethics that applies to the Company's President and Chief Operating Officer, principal accounting officer or controller and other Company employees performing similar functions. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company. The Code of Ethics and Corporate Code of Business Conduct and Ethics are posted on the Company's internet website at www.aristotlecorp.net. In addition, the Company filed its Code of Ethics and Corporate Code of Business Conduct and Ethics as exhibits to its Annual Report on Form 10-K. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K, if applicable, regarding any amendment to, or waiver from, a provision of the Code of Ethics and Corporate Code of Business Conduct and Ethics by posting such information on the Company's internet website.

                   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

    The Audit Committee of the Board of Directors has selected KPMG as the independent auditors of the Company for 2005. It is anticipated that representatives of KPMG, who also served as the Company's independent auditors for 2004, will be present at the annual meeting and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

FEES BILLED BY INDEPENDENT AUDITORS FOR 2004 AND 2003

    The following table presents aggregate fees for professional services billed to the Company for the fiscal years ended December 31, 2004 and 2003 by KPMG:

                                                    2004       2003
                                                    ----       ----
Audit fees(1)...................................  $197,000   $180,000
Audit related fees(2)...........................    21,000     35,000
Tax fees(3).....................................    55,000    106,000
All other fees..................................     --         --
                                                  --------   --------
                                                  $273,000   $321,000
                                                  --------   --------
                                                  --------   --------

---------

(1) Audit fees consist of fees billed to the Company by KPMG for professional services for the audit of the Company's financial statements filed with the Company's Annual Report on Form 10-K, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(2) Audit related fees consist of fees billed to the Company by KPMG for professional services for assurance and related services that are reasonably related to the audit or review of the Company's financial statements for 2004 and 2003. These services include employee benefit plan audits and audits of acquired businesses as part of the Company's due diligence procedures.

(3) Tax fees consist of fees billed to the Company by KPMG for professional services for tax compliance, tax advice and tax planning.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

    The Audit Committee approved and adopted pre-approval policies and procedures for non-audit services proposed to be performed by the Company's independent auditors. The policies and procedures were implemented in 2002. Departmental requests for non-audit services are reviewed by management and, once approved, are forwarded to the Chairperson of the Audit Committee for pre-approval. In addition, the Audit Committee reviewed the professional fees billed by KPMG, and determined that the provision of non-audit services was compatible with the maintenance of the auditors' independence. All non-audit services billed to the Company by KPMG in 2004 were pre-approved by the Audit Committee.

                              -------------------

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
             TO BE PRESENTED AT 2006 ANNUAL MEETING OF STOCKHOLDERS

    Any proposal intended to be presented by any stockholder for action at the 2006 Annual Meeting of Stockholders must be received by the Company not later than December 31, 2005, in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to such meeting.

    To be considered at the 2006 Annual Meeting of Stockholders, although not included in the proxy statement and proxy relating to the meeting, notice of stockholder proposals and nominations for director must be delivered to the Secretary of the Company not less than thirty days nor more than ninety days prior to the date of the meeting, unless notice or public disclosure of the date of the meeting occurs less than forty-five days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the fifteenth day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Proposals received after that date will not be voted on at the 2006 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

    Proposals should be sent to the attention of the Secretary at the Company's offices at 96 Cummings Point Road, Stamford, Connecticut 06902.

                               OTHER INFORMATION

    One or more persons will be appointed to act as the inspector of election at the 2005 Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the meeting other than that described above. As to any other business, if any, that may properly come before the meeting, the proxies will vote in accordance with their judgment.

    A copy of the Company's 2004 Annual Report to Stockholders is being sent with this Proxy Statement. If, upon receiving this Proxy Statement, you have not received the 2004 Annual Report to Stockholders, please contact H. William Smith, Vice President, General Counsel and Secretary, at the Company's offices at 96 Cummings Point Road, Stamford, Connecticut 06902 to request a copy. IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SEC, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST.

                                          By Order of the Board of Directors
                                          /s/ H. William Smith
                                          ----------------------------------
                                          H. WILLIAM SMITH
                                          Vice President, General Counsel and
                                          Secretary

July 27, 2005

                                                                      Appendix 1

                            THE ARISTOTLE CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
             THE 2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 AUGUST 31, 2005


       Whether or not you expect to attend the meeting, you are urged to sign and return this proxy, which may be revoked at any time prior to its use.

     Steven B. Lapin and Dean T. Johnson, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of The Aristotle Corporation's Common Stock and Series I Preferred Stock held of record by the undersigned on July 22, 2005, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the 2005 Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800
E. Putnam Avenue, Old Greenwich, Connecticut on August 31, 2005 at 9:30 A.M, EDT, and at any adjournment thereof, which matters were unknown to the Board of Directors prior to making this solicitation, as if the undersigned were present and voting at the meeting. The undersigned hereby revokes all previous proxies.

       The shares represented by this proxy, when properly signed, will be voted as directed by the stockholder. Where no direction is given when the duly signed proxy is returned, such shares will be voted FOR all items, and in the case of other matters that legally come before the meeting, as said proxies may deem advisable.


                          CONTINUED ON THE REVERSE SIDE



             The Board of Directors recommends a vote FOR all items.

Proposal I. ELECTION OF DIRECTORS DULY NOMINATED AND LISTED BELOW:

  For All Nominees   [ ]   TO WITHHOLD AUTHORITY   [ ]       Exception   [ ] *

                      to vote for all nominees listed below

Nominees: Ira A. Harkavy, John Lahey, Steven B. Lapin, Donald T. Netter, Edward Netter, James G. Tatum, Roy T.K. Thung, John A. Whritner.

*INSTRUCTION: To withhold authority to vote for any nominee(s), write that nominee's name on the space provided below and check Exception box above.


    ________________________________________________________________________


            Please note any address changes or comments below and mark here [ ]:

                    _________________________________________________

                    _________________________________________________

DATED ________________________, 2005         __________________________________
                                             Signature


                                             __________________________________
                                             Signature if held jointly

                                             (NOTE: Signature(s) should agree
                                             with the name(s) stenciled hereon.
                                             When signing as executor,
                                             administrator, trustee, guardian or
                                             attorney, please give full title as
                                             such. For joint accounts or
                                             co-fiduciaries, all joint owners or
                                             co-fiduciaries should sign. For an
                                             account in the name of two or more
                                             persons, each should sign or if one
                                             signs, he or she should attach
                                             evidence of authority.)

Votes must be indicated (x) in Black or Blue ink   [ ]

Mark here if you plan to attend the 2005 Annual Meeting of Stockholders [ ]


      Sign, Date and Return this Proxy Promptly Using the Enclosed Envelope